                             CONTRIBUTION AGREEMENT

         This Contribution Agreement, dated as of January __, 1998, is by and among PMCC Financial Corp., a Delaware corporation (the "Company"), Ronald Friedman ("Ronald"), Robert Friedman ("Robert"), Suzanne Gordon ("Suzanne"), Donna Joyce ("Joyce") and the Robert Friedman 1998 Grantor Retained Annuity Trust (the "Trust") (Ronald, Robert, Suzanne, Donna and the Trust each are sometimes hereinafter referred to as an "Existing Stockholder" and, collectively, as the "Existing Stockholders") and Premier Mortgage Corp., a New Jersey corporation ("Premier").

                                    RECITALS

         WHEREAS, each Existing Stockholder owns the shares of issued and outstanding capital stock, no par value, of Premier set forth opposite such Existing Stockholder's name on Schedule A attached hereto, which in the aggregate represent all of the issued and outstanding shares of capital stock of Premier as of the date hereof.

         WHEREAS, Premier and the Existing Stockholders desire to contribute, and the Company desires to acquire from the Existing Stockholders all of the issued and outstanding capital stock of Premier in consideration for the issuance by the Company of an aggregate of Two Million Five Hundred Thousand (2,500,000) shares of its common stock, $.01 par value per share ("the Common Stock"), subject to the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                           CONTRIBUTION OF SECURITIES

         1.1 Contribution of Premier Securities. The Existing Stockholders hereby agree to contribute, transfer, assign, convey and deliver to the Company, and the Company hereby agrees to accept and acquire from the Existing Stockholders, on the date hereof, all right, title and interest of the Existing Stockholders, legal or equitable, in and to all of the issued and outstanding shares of capital stock of Premier ("Premier Capital Stock") as in each case are owned by each Existing Stockholder, as set forth opposite such Existing Stockholder's name on Schedule A hereto, under the heading "Premier Capital Stock Being Contributed."

         1.2 Consideration to Existing Stockholders. On the date hereof, the Company shall deliver to each Existing Stockholder, in consideration of the contribution, transfer, assignment, conveyance and delivery of the shares of Premier owned by each Existing Stockholder, the number of shares of Common Stock set forth opposite each Existing Stockholder's name on Schedule A hereto, under the heading "the Company's Capital Stock Issued in Exchange for Premier Capital Stock."

         1.3 Closing Costs; Transfer Taxes. The Company shall be responsible for any sales, use, income or other taxes imposed by reason of the transfers of the shares of Premier and the shares of Common Stock provided hereunder and any deficiency asserted with respect thereto.

                                   ARTICLE II
                                     CLOSING

         2.1 Closing. The closing of the transactions contemplated herein (the "Closing") shall be held at 10:00 a.m. on such date as shall be mutually agreed upon by the parties, but in no event later than the date on which the Securities and Exchange Commission shall declare effective the Registration Statement on Form S-1 (the "Registration Statement") of the Company filed pursuant to the Securities Act of 1933, as amended, at the offices of Ruskin Moscou Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501.

         2.2 Deliveries at the Closing. At the Closing:

                  (a) Each Existing Stockholder shall deliver to the Company, the Premier Capital Stock, together with stock powers or other appropriate powers of evidence of transfer in favor of the Company.

                  (b) The Company shall deliver to the Existing Stockholders the shares of the Company Common Stock as provided for in Section 1.2.

                  (c) The Company and the Existing Stockholders shall deliver the certificates and other matters described in Articles 7.5 and 8.4.

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF PMC

         Premier hereby represents and warrants to the Company as follows:

         3.1 Organization. Premier is duly organized, validly existing and in good standing under the laws of its state of incorporation, has full corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. Premier is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership of property or nature of its business requires such qualification.

         3.2 Subsidiaries. Premier has four subsidiaries: JSF Properties Corp., RF Properties Corp., 66 Properties Corp. and Jericho Properties Corp. (the "Subsidiaries"). Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of their respective states of incorporation, each Subsidiary has full corporate power and authority to conduct its business as each is presently being conducted and to won, lease and operate its properties and assets. Each Subsidiary is duly qualified to do business as a foreign corporation and each is in good standing in each jurisdiction where the ownership of property or nature of its business requires such qualifications.

         3.3 Organizational Documents, Etc. True, complete and accurate copies of the certificate of incorporation and by-laws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Premier, each current to the date hereof, have been furnished to the Company, and there will be no amendments or changes to such certificate of incorporation or by-laws prior to the Closing Date.

         3.4 Capital Stock, Etc. All of the issued and outstanding capital stock of Premier is held by the Existing Stockholders, as set forth on Schedule A hereto. All the shares of Premier Capital Stock are, and from the date hereof through the Closing Date, will be, validly issued and outstanding, fully paid and non-assessable. Except as set forth on Schedule 3.4, there are no outstanding options, warrants, rights (including preemptive rights), subscriptions, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of Premier.

         3.5 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of breach of, conflict with or default under any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which Premier is a party or by which Premier is bound or affected or (ii) a violation by Premier of any statute, rule, regulation, ordinance, code, action or award applicable to it.

         3.6 Restrictive Documents. Premier is not subject to, or a party to, any mortgage, lien, lease, license, permit, agreement, contract or instrument, or to any law, rule, ordinance, regulation, action or any other restriction of any kind or character, which would have a material adverse effect on the execution, delivery and performance of this Agreement by Premier and consummation by Premier of the transactions contemplated hereby.

         3.7 Consents and Approvals; Licenses. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Premier in connection with the execution, delivery and performance by Premier of this Agreement and the consummation by Premier of the transactions contemplated hereby.

         3.8 Compliance with Law. Premier has complied with, and has not violated, any judgments, rulings, orders, writs, injunctions, awards, decrees, statutes, laws, ordinances, codes, rules or regulations of any governmental entity applicable to it or to its assets, properties, business or operations. Premier has complied with, and has not violated, any foreign, federal, state, county or local energy, public utility, health, occupational safety or health requirement, environmental requirement or any other foreign, federal, state, county or local governmental, regulatory or administrative requirement. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity which has not been obtained is material to or necessary for the conduct of the business of any of Premier. No violations are or have been recorded in respect of any consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, and no proceeding is pending, or to the knowledge of Premier threatened, to revoke or limit any consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity.

         3.9 Litigation. There is no litigation, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) pending or, to the knowledge of Premier threatened or in prospect (or any basis therefor known to PMC), with respect to Premier or any of its operations, business, properties or assets except as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of any of the Premier.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                            THE EXISTING STOCKHOLDERS

         Each Existing Stockholder hereby represents and warrants, solely with respect to such Existing Stockholder and not with respect to any other Existing Stockholder, to the Company as set forth in this Article IV.

         4.1 Authorization. Each Existing Stockholder has the legal right, power and authority to execute, deliver and perform his, her or its obligations under this Agreement and each other agreement, document or instrument contemplated hereby to which he, she or it is a party. This Agreement has been duly executed and delivered by each such Existing Stockholder and is a legal, valid and binding obligation of each such Existing Stockholder in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         4.2 Ownership of Securities. All of the securities of Premier owned by each Existing Stockholder are owned by such Existing Stockholder free and clear of all encumbrances. No Existing Stockholder sold any securities pursuant to any option, warrant, rights, commitments, plans or other agreement of any character providing for the purchase or sale of any shares of capital stock of Premier.

         4.3 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation or breach of, conflict with or default under any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which any Existing Stockholder is a party or by which any Existing Stockholder is bound or affected or (ii) a violation by any Existing Stockholder of any statute, rule, regulation, ordinance, code, action or award applicable to him, her or it.

         4.4 Restrictive Documents. No Existing Stockholder is subject to, or a party to, any mortgage, lien, lease, license, permit, agreement, contract or instrument, or to any law, rule, ordinance, regulation, action or any other restriction of any kind or character, which would have a material adverse effect on the execution, delivery and performance by such Existing Stockholder of this Agreement and consummation by such Existing Stockholder of the transactions contemplated hereby.

         4.5 Consents and Approvals; Licenses. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by any Existing Stockholder in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         4.6 No Other Agreements to Sell Securities. Except as set forth on
Schedule 4.6, no Existing Stockholder has any legal obligation, absolute or contingent, to any person or entity other than the Company to sell the securities of Premier owned by such Existing Stockholder.

         4.7 Material Misstatements Or Omissions. No representations or warranties by any Existing Stockholder in this Agreement, nor any document, exhibit, certificate or schedule furnished by such Existing Stockholder to the Company pursuant hereto, or in connection with the transactions contemplated hereby, or any document delivered at the Closing, contains or will contain untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to the Company hereunder are true and complete copies of the originals thereof.

         4.8 Investment Representations. Each Existing Stockholder is acquiring his, her or its shares of the Company's Common Stock for his, her or its own account, for investment and not with a view to the sale or distribution thereof or with any present intention of selling or distributing any thereof, except in conformity with the Securities Act. Each Existing Stockholder understands and acknowledges that the shares of the Company's Common Stock are not registered under the Securities Act and will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or any successor rule under the Securities Act, (iii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the shares of the Company Common Stock may be made without registration under the Securities Act or (iv) pursuant to an opinion of counsel for or reasonably acceptable to the Company to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws.

                                    ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF PMCC FINANCIAL CORP.

         The Company hereby represents and warrants to the Existing Stockholders as follows:

         5.1 Organization of the Company. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership of property or nature of its business requires such qualification and where failure to be so qualified would have a material adverse effect on the Company. The Company was incorporated in October 1997 and has done no business and incurred no obligations except with respect to the transactions contemplated hereby and by the Registration Statement.

         5.2 Authorization. The Company has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors rights generally and court decisions with respect thereto.

         5.3 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the certificate of incorporation or bylaws of the Company, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which the Company is a party or by which the Company is bound or affected which breach or default would have a material adverse effect on the business or financial condition of the Company or its ability to consummate the transactions contemplated hereby or (iii) a violation by the Company of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, action or award applicable to the Company, which violation would have a material adverse effect on the business or financial condition of the Company or its ability to consummate the transactions contemplated hereby.

         5.4 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity is required to be made or obtained by the Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         5.5 Issuance of the Company's Shares. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, par value $.01 per share and 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"). As of the date hereof, no shares of Common Stock or Preferred Stock are outstanding. Upon the issuance of the Company's Common Stock, as provided herein, the Company's Common Stock will be duly and validly issued, fully paid and non-assessable. Except as contemplated by the Underwriting Agreement by and between the Company and Coleman & Company Securities, Inc. and ISG Capital Markets, LLC, as representatives of the underwriters (the "Underwriting Agreement"), to be entered into on the Effective Date (as defined in the Underwriting Agreement) and each of the Premier Stock

Option Plan and the 1997 Stock Option Plan proposed to be adopted by the Company, there are no outstanding options, warrants, rights, calls commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of the Company.

         5.6 Investment Representations. The Company is acquiring the shares of Premier's Capital Stock for its own account for investment and not with a view to the sale or distribution thereof or with any present intention of selling or distributing any thereof. the Company understands and acknowledges that the shares of Premier Capital Stock are not registered under the Securities Act and will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or any successor rule under the Securities Act, (iii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the Premier capital stock may be made without registration under the Securities Act or (iv) pursuant to an opinion of counsel for the Company to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws.

                                   ARTICLE VI
             COVENANTS OF THE EXISTING STOCKHOLDERS AND THE COMPANY

         The Existing Stockholders, on the one hand, and the Company, on the other hand, covenant with each other as follows:

         6.1 Maintenance of Business Prior to Closing. During the period from the date hereof through the Closing Date, the Existing Stockholders shall cause Premier to continue to carry on its business in the ordinary course and in accordance with past practice and not to take any action inconsistent with past practice and not to take any action inconsistent therewith or with the consummation of the Closing.

         6.2 Consents and Best Efforts. As soon as practicable, Premier and the Company will commence all reasonable action required hereunder to obtain all applicable licenses, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties as may be necessary to authorize, approve or permit the full and complete transfer, conveyance, assignment and delivery of the shares of the capital stock of Premier by a date early enough to allow the transactions hereunder to be consummated by the Closing Date.

         6.3 Share Legend. All of the Company's Common Stock to be issued to the Existing Stockholders pursuant to this Agreement shall be subject to the provisions of this Agreement, and the certificates representing such Company Common Stock shall bear the following legend:

         "The shares of PMCC Financial Corp. (the "Corporation") represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be distributed or transferred except (A) pursuant to an effective registration statement under the Securities Act, (B) pursuant to an opinion of counsel for or reasonably acceptable to the Corporation to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws or (C) pursuant to a no-action letter issued by the Securities and Exchange Commission to the effect that proposed transfer hereof may be made without registration under the Securities Act."

                                   ARTICLE VII
                           CONDITIONS TO THE EXISTING
                            STOCKHOLDERS' OBLIGATIONS

         The obligations of the Existing Stockholders to consummate the transactions provided for hereby are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

         7.1 Representations, Warranties and Covenants. All representations and warranties of the Company contained in or made pursuant to this Agreement shall be true and correct in all material respects at and as of the Closing Date (and such representations and warranties shall be deemed to be repeated by the Company at and as of the Closing Date), except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and the Company shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date.

         7.2 Consents. All consents, approvals and waivers from third parties, governmental entities and other parties necessary to permit the Existing Stockholders to transfer the securities of Premier to the Company as contemplated hereby shall have been obtained.

         7.3 No Governmental Proceedings or Litigation. No action by any governmental entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected materially to damage the Existing Stockholders if the transactions contemplated hereunder are consummated.

         7.4 Corporate Documents. The Existing Stockholders shall have received from the Company, resolutions adopted by the board of directors of the Company approving this Agreement and the transactions contemplated hereby, certified by the Company's corporate secretary or assistant secretary.

         7.5 Certificates. The Company shall have furnished the Existing Stockholders with such certificates of the Company's officers and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by the Existing Stockholders.

                                  ARTICLE VIII
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The obligations of the Company to consummate the transactions provided for hereby are subject, in the discretion of the Company, to the satisfactions, on or prior to the Closing Date, of each of the following conditions:

         8.1 Representations, Warranties and Covenants. All representations and warranties of the Existing Stockholders contained in or made pursuant to this Agreement shall be true and correct in all material respects at and as of the Closing Date (and such representations and warranties shall be deemed to be repeated by the Existing Stockholders at and as of the Closing Date), except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and the Existing Stockholders shall have performed in all material respects all agreements and covenants required hereby to be performed by them prior to or at the Closing Date.

         8.2 Consents. All consents, approvals and waivers from third parties, governmental entities and other parties necessary to permit the Existing Stockholders to transfer, and the Company to acquire the Shares of Premier as contemplated hereby shall have been obtained.

         8.3 No Governmental Proceedings or Litigation. No action by any governmental entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to affect materially the right or ability of the Company to own the shares of Premier as contemplated hereby after the Closing or materially to damage the Company or of Premier if the transactions contemplated hereunder are consummated.

         8.4 Certificates. The Existing Stockholders shall have furnished the Company with such certificates to evidence compliance with reasonably requested by the Company.

                                   ARTICLE IX
                            EFFECTIVE DATE OF CLOSING

         9.1 Effective Date of Closing. Notwithstanding the Closing of the transactions contemplated hereby on the Closing Date, this Agreement, other than this Article IX, shall terminate and such Closing shall be deemed not to have occurred if the closing of the initial public offering by the Company contemplated by the Registration Statement (the "Offering") shall not have occurred in accordance with the terms of the Underwriting Agreement on or prior to the forty-fifth business day following the Closing Date.

         9.2 Further Assurances. Upon the termination of this Agreement pursuant to Section 10.1 hereof, each party hereto hereby covenants and agrees to cooperate in good faith with the other parties hereto and will take all appropriate action (corporate or otherwise) and execute any documents, instruments or conveyance of any kind which may be reasonably necessary or advisable to place the parties in the same position as they were prior to the execution and delivery of this Agreement and prior to the taking of any actions (corporate or otherwise) by the parties hereto of in preparation for the Offering.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 Termination. If any condition precedent to the Existing Stockholders' obligations hereunder is not satisfied and such condition is not waived by the Existing Stockholders at or prior to the Closing Date, or if any condition precedent to the Company's obligations hereunder is not satisfied and such condition is not waived by the Company at or prior to the Closing Date, the Existing Stockholders or the Company, as the case may be, may terminate this Agreement at their or its option by notice to the other party.

         10.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party; except that the Company may assign all its rights and obligations hereunder to a subsidiary or subsidiaries of the Company or to a successor to the business of the Company; provided, however, that such assignment shall not release the Company with respect to any such obligations or liabilities. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and, beneficiaries, personal representatives and successors. No other person shall have any right, benefit or obligation hereunder.

         10.3 Notices. All notices permitted or required under this Agreement shall be in writing and shall be either (a) delivered by personal service, (b) delivered by courier service, (c) telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by certified or registered mail, postage prepaid, return receipt requested, to the parties hereto at their addresses set forth below or at such other addresses which may be designated in writing by the parties:
     If to an Existing Stockholder:   c/o PMCC Financial Corp.
                                      66 Powerhouse Road
                                      Roslyn Heights, New York 11577.

     If to the Company:               66 Powerhouse Road
                                      Roslyn Heights, New York 11577

     With a copy to:                  Ruskin, Moscou, Evans & Faltischek, P.C.
                                      170 Old Country Road
                                      Mineola, New York 11501
                                      Attention: Norman M. Friedland, Esq.
                                      Telecopier No.: (516) 663-6642.

         Such notices shall be effective upon receipt in the case of personal or courier service or telecopier delivery and on the third (3rd) day after posting in the U.S. mail.

         10.4 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York without reference to the choice of law, except with respect to matters of law concerning the internal corporate affairs of the Company, and as to those matters the law of the State of Delaware shall govern.

         10.5 Entire Agreement. This Agreement (including the Schedules hereto) supersedes all prior agreements and understandings, oral and written, among the parties with respect to the subject matter hereof, and this Agreement constitutes the entire agreement of the parties.

         10.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.7 Expenses. Except as otherwise specified herein, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

         10.8 Severability. If any term, covenant, condition, or provision of this Agreement or the application thereof to any circumstance shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions, and provisions of this Agreement shall not be affected and each remaining term, covenant, condition, and provision of this Agreement shall be valid and shall be enforceable to the fullest extend permitted by law. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

         10.9 Headings. The article, section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

         10.10 Publicity. No Existing Stockholder shall issue any press release or make any public statement regarding the transactions contemplated hereby, without the prior approval of the Company, except, if after discussion between the parties or their counsel, in the opinion of counsel for any Existing Stockholder, such Existing Stockholder is required under any applicable law or regulation to make a public statement or announcement, such Existing Stockholder shall be permitted to issue the legally required statement or announcement.

         10.11 Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing signed by all parties.

         10.12 No Joint Venture. The parties, by entering into this Agreement and consummating the transactions contemplated in this Agreement, shall not be and shall not be considered a partner or joint venturer of one another.

         10.13 Construction of Agreement. This Agreement was negotiated at arm's length by the parties and their respective counsel. This Agreement shall not be construed as having been "drafted" by any one party and shall not be construed against any party as a drafting party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 PMC MORTGAGE CORP.


                                 By:________________________________
                                      Ronald Friedman, President

                                 PMCC FINANCIAL CORP.


                                 By:________________________________
                                       Ronald Friedman, President


                                 -----------------------------------
                                 RONALD FRIEDMAN


                                 -----------------------------------
                                 ROBERT FRIEDMAN


                                 -----------------------------------
                                 DONNA JOYCE


                                 -----------------------------------
                                 SUZANNE GORDON

                                 ROBERT FRIEDMAN 1998 GRANTOR
                                    RETAINED ANNUITY TRUST


                                 By:_________________________________
                                       Robert Friedman, Trustee

                                  SCHEDULE "A"

                                               Premier Capital Stock Being        The Company's Capital Stock
                  Name                                Contribution                   Issued In Exchange For
                                                                                     Premier Capital Stock
                                               Class A            Class B
                                               -------            -------
Ronald Friedman                                 68.75                25                  1,875,000
Robert Friedman                                14.625                --                    292,500
Donna Joyce                                       1                  --                     20,000
Suzanne Gordon                                    1                  --                     20,000
Robert Friedman 1998 Grantor
  Retained Annuity Trust                       14.625                                      292,500
